UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 24, 2022

(Date of earliest event reported)

ALEXANDER TECH CORP.

(Exact name of registrant as specified in

charter)

Delaware

(State or other Jurisdiction of Incorporation

or Organization)

6161 Fleetwood Ct
000-54582	San Jose, CA 95210	46-5221947
(Commission File Number	(Address of Principal Executive	(IRS Employer
	Offices and Zip Code)	Identification Number

(916) 276 2547

(Registrant's telephone number, including

area code)

THE DIAMOND CARTEL, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Item 3.03 Material Modification to Rights of Security Holders.

The below changes are duly adopted in accordance with the provision of section 242 (Title 8 of chapter l of 242) of the General Corporation Law of the State of Delaware. The authorized capital stock of this Corporation shall consist of:

A.	700,000,000 Class A common shares, par value of $0.0000001. Each Class A share shall have one vote.

B.        200,000,000 Class B common shares, par value of $0.000000 l. Each Class B share shall have 10 votes. The Class B common shares shall convert to Class A common shares by the unanimous written consent of this Corporation's Board of Directors.

B.   75,000,000 Class C common shares, par value of$0.000000I. Each Class C share shall not be entitled to any votes. The Class C common shares shall convert to Class A common shares by the unanimous written consent of this Corporation's Board of Directors.

D. 25,000,000 Preferred shares, par value $0.0000001.

E. The business and affairs of this Corporation will be concurrently managed by the holders of the Class. B shares and this Corporation's Board of Directors. The Class B shares may veto any resolution of this Corporation's Board of Directors. Any veto must take place within l 0 days of the adoption of the resolution.

F. Upon the filing of this Certificate of Amendment, every outstanding share of this Corporation's common stock will be converted into 0.3 shares of this Corporation's Class A common stock.

THIRD: Amend Preferences, Limitations. and Relative Rights of Capital Stock (Article V)-Delete Section 3.a.

FOURTH: Directors (Article VII) - Amend Corporation's initial director by removing Section l.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

On January 20th, 2022, we filed with the Secretary of State of the State of Delaware a Certificate of Amendment to our Amended and Restated Certificate of Incorporation to change our corporate name from THE DIAMOND CARTEL, INC” to Alexander Tech Corp, effective January 24, 2022. A copy of the Certificate of Amendment of Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated by reference.

In connection with our name change, our board of directors amended our by-laws to reflect the corporate name Alexander Tech Corp, also effective on January 24, 2022. No other changes were made to our by-laws. A copy of the Restated By-laws reflecting this amendment is attached as Exhibit 3.2 hereto and incorporated by reference.

Exhibit No.   Exhibit Description

(d) Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated By-laws of Alexander Tech Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexander Tech Corp.,

Dated: January 24, 2022,	By:	s/ Paras Shah
Paras Shah
Principal Executive Officer